Exhibit 10.4

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (AS THE SAME MAY BE AMENDED OR OTHERWISE MODIFIED FROM TIME TO TIME PURSUANT TO THE TERMS THEREOF, THE “SUBORDINATION AGREEMENT”) DATED AS OF MARCH 31, 2011 AMONG PATRICK INDUSTRIES, INC., AN INDIANA CORPORATION (THE “COMPANY”), TONTINE CAPITAL OVERSEAS MASTER FUND II, L.P., A CAYMAN ISLANDS LIMITED PARTNERSHIP, NORTHCREEK MEZZANINE FUND I, L.P., A DELAWARE LIMITED PARTNERSHIP, ON ITS BEHALF AND IN ITS CAPACITY AS COLLATERAL AGENT, AND WELLS FARGO CAPITAL FINANCE, LLC (“WFCF”), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE CREDIT PARTIES (AS DEFINED IN THE SUBORDINATION AGREEMENT) PURSUANT TO THAT CERTAIN CREDIT AGREEMENT DATED AS OF MARCH 31, 2011 AMONG THE COMPANY, WFCF AND THE LENDERS FROM TIME TO TIME PARTY THERETO (THE “SENIOR CREDIT AGREEMENT”), AND THE OTHER SENIOR DEBT DOCUMENTS (AS DEFINED IN THE SUBORDINATION AGREEMENT), AS SUCH SENIOR CREDIT AGREEMENT, AND SUCH OTHER SENIOR DEBT DOCUMENTS HAVE BEEN AND HEREAFTER MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS UNDER SUCH AGREEMENTS AS PERMITTED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THE NOTES ISSUED HEREUNDER, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

SECURITY AGREEMENT

This SECURITY AGREEMENT (this "Agreement"), dated as of March 31, 2011, among the Persons listed on the signature pages hereof as "Grantors" and those additional entities that hereafter become parties hereto by executing the form of Joinder attached hereto as Annex 1 (each, a "Grantor" and collectively, the "Grantors"), and NORTHCREEK MEZZANINE FUND I, L.P., a Delaware limited partnership ("Northcreek"), in its capacity as collateral agent for the Subordinated Lender Group (in such capacity, together with its successors and assigns in such capacity, "Collateral Agent").

W I T N E S S E T H:

WHEREAS, pursuant to that certain Secured Senior Subordinated Note and Warrant Purchase Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the "Note Purchase Agreement") by and among PATRICK INDUSTRIES, INC., an Indiana corporation (the "Borrower"), the lenders party thereto as "Buyers" (such Buyers, together with their respective successors and assigns in such capacity, each, individually, a "Lender" and, collectively, the "Lenders"), and Collateral Agent, the Subordinated Lender Group has agreed to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, Collateral Agent has agreed to act as collateral agent for the benefit of the Subordinated Lender Group in connection with the transactions contemplated by the Note Purchase Agreement and this Agreement; and

WHEREAS, in order to induce the Subordinated Lender Group to enter into the Note Purchase Agreement and the other Transaction Documents and to induce the Subordinated Lender Group to make financial accommodations to the Borrower as provided for in the Note Purchase Agreement and the other Transaction Documents, Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.              Defined Terms. All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Note Purchase Agreement (including Schedule 1.1 thereto). Any terms (whether capitalized or lower case) used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Note Purchase Agreement; provided, however, that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a)            "Account" means an account (as that term is defined in Article 9 of the Code).

(b)            "Account Debtor" means an account debtor (as that term is defined in the Code).

(c)            "Agreement" has the meaning specified therefor in the preamble to this Agreement.

(d)            "Books" means books and records (including each Grantor's Records indicating, summarizing, or evidencing such Grantor's assets (including the Collateral) or liabilities, each Grantor's Records relating to such Grantor's business operations or financial condition, and each Grantor's goods or General Intangibles related to such information).

(e)            "Borrower" has the meaning specified therefor in the recitals to this Agreement.

(f)             "Cash Equivalents" has the meaning specified therefor in the Note Purchase Agreement.

(g)            "Chattel Paper" means chattel paper (as that term is defined in the Code), and includes tangible chattel paper and electronic chattel paper.

(h)            "Code" means the Illinois Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Collateral Agent's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Illinois, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(i)             "Collateral" has the meaning specified therefor in Section 2.

(j)             "Collateral Agent" has the meaning specified therefor in the preamble to this Agreement.

(k)            "Collateral Agent's Lien" has the meaning specified therefor in the Note Purchase Agreement.

(l)             "Collections" has the meaning specified therefor in the Note Purchase Agreement.

(m)           "Commercial Tort Claims" means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims with a value in excess of $250,000 listed on Schedule 1.

(n)            "Controlled Account" has the meaning specified therefor in Section 6(k).

(o)            "Controlled Account Agreements" means those certain cash management agreements, in form and substance reasonably satisfactory to Collateral Agent, each of which is executed and delivered by a Grantor, Collateral Agent, and one of the Controlled Account Banks.

(p)            "Controlled Account Bank" has the meaning specified therefor in Section 6(k).

(q)            "Copyrights" means any and all rights in any works of authorship, including (i) copyrights and moral rights, (ii) copyright registrations and recordings thereof and all applications in connection therewith including those listed on Schedule 2, (iii) income, license fees, royalties, damages, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (iv) the right to sue for past, present, and future infringements thereof, and (v) all of each Grantor's rights corresponding thereto throughout the world.

(r)             "Copyright Security Agreement" means each Copyright Security Agreement executed and delivered by Grantors, or any of them, and Collateral Agent, in substantially the form of Exhibit A.

(s)            "Deposit Account" means a deposit account (as that term is defined in the Code).

(t)             "Equipment" means equipment (as that term is defined in the Code).

(u)            "Event of Default" has the meaning specified therefor in the Note Purchase Agreement.

(v)            "Fixtures" means fixtures (as that term is defined in the Code).

(w)           "General Intangibles" means general intangibles (as that term is defined in the Code), and includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, Intellectual Property, Intellectual Property Licenses, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

(x)            "Grantor" and "Grantors" have the respective meanings specified therefor in the preamble to this Agreement.

(y)            "Insolvency Proceeding" has the meaning specified therefor in the Note Purchase Agreement.

(z)            "Intellectual Property" means any and all Patents, Copyrights, Trademarks, trade secrets, know-how, inventions (whether or not patentable), algorithms, software programs (including source code and object code), processes, product designs, industrial designs, blueprints, drawings, data, customer lists,

URLs and domain names, specifications, documentations, reports, catalogs, literature, and any other forms of technology or proprietary information of any kind, including all rights therein and all applications for registration or registrations thereof.

(aa)          "Intellectual Property Licenses" means, with respect to any Person (the "Specified Party"), (i) any licenses or other similar rights provided to the Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, and (ii) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by the Specified Party, in each case, including (A) any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses), (B) the license agreements listed on Schedule 3, and (C) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of the Subordinated Lender Group's rights under the Transaction Documents.

(bb)         "Inventory" means inventory (as that term is defined in the Code).

(cc)          "Investment Related Property" means (i) any and all investment property (as that term is defined in the Code), and (ii) any and all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(dd)         "Joinder" means each Joinder to this Agreement executed and delivered by Collateral Agent and each of the other parties listed on the signature pages thereto, in substantially the form of Annex 1.

(ee)          "Lender" and "Lenders" have the respective meanings specified therefor in the recitals to this Agreement.

(ff)           "Negotiable Collateral" means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents (as each such term is defined in the Code).

(gg)         "Note Purchase Agreement" has the meaning specified therefor in the recitals to this Agreement.

(hh)         "Obligations" has the meaning specified therefor in the Note Purchase Agreement.

(ii)            "Patents" means patents and patent applications, including (i) the patents and patent applications listed on Schedule 4, (ii) all continuations, divisionals, continuations-in-part, re-examinations, reissues, and renewals thereof and improvements thereon, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (iv) the right to sue for past, present, and future infringements thereof, and (v) all of each Grantor's rights corresponding thereto throughout the world.

(jj)            "Patent Security Agreement" means each Patent Security Agreement executed and delivered by Grantors, or any of them, and Collateral Agent, in substantially the form of Exhibit B.

(kk)          "Permitted Liens" has the meaning specified therefor in the Note Purchase Agreement.

(ll)            "Person" has the meaning specified therefor in the Note Purchase Agreement.

(mm)        "Pledged Companies" means each Person listed on Schedule 6 as a "Pledged Company", together with each other Person, all or a portion of whose Stock is acquired or otherwise owned by a Grantor after the Closing Date.

(nn)         "Pledged Interests" means, subject to the last paragraph of Section 2 hereof, all of each Grantor's right, title and interest in and to all of the Stock now owned or hereafter acquired by such Grantor, regardless of class or designation, including in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Stock, the right to receive any certificates representing any of the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

(oo)         "Pledged Interests Addendum" means a Pledged Interests Addendum substantially in the form of Exhibit C.

(pp)         "Pledged Notes" has the meaning specified therefor in Section 5(i).

(qq)         "Pledged Operating Agreements" means all of each Grantor's rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

(rr)           "Pledged Partnership Agreements" means all of each Grantor's rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

(ss)          "Proceeds" has the meaning specified therefor in Section 2.

(tt)           "PTO" means the United States Patent and Trademark Office.

(uu)         "Real Property" means any estates or interests in real property now owned or hereafter acquired by any Grantor or any Subsidiary of any Grantor and the improvements thereto.

(vv)         "Records" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(ww)        "Secured Obligations" means each and all of the following: (a) all of the present and future obligations of each of the Grantors arising from, or owing under or pursuant to, this Agreement, the Note Purchase Agreement, or any of the other Transaction Documents, and (b) all other Obligations of the Borrower (including, in the case of each of clauses (a) and (b), reasonable attorneys fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding).

(xx)           "Securities Account" means a securities account (as that term is defined in the Code).

(yy)         "Security Interest" has the meaning specified therefor in Section 2.

(zz)           “Senior Agent” means Wells Fargo Capital Finance, LLC, as agent for all members of the Senior Lender Group.

(aaa)        "Stock" has the meaning specified therefor in the Note Purchase Agreement.

(bbb)       "Subordinated Lender Group" means each of the Lenders and Collateral Agent, or one or more of them.

(ccc)        "Supporting Obligations" means supporting obligations (as such term is defined in the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Related Property.

(ddd)       "Trademarks" means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (i) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 5, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor's business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor's rights corresponding thereto throughout the world.

(eee)        "Trademark Security Agreement" means each Trademark Security Agreement executed and delivered by Grantors, or any of them, and Collateral Agent, in substantially the form of Exhibit D.

(fff)          "Transaction Document" has the meaning specified therefor in the Note Purchase Agreement.

(ggg)       "URL" means "uniform resource locator," an internet web address.

(hhh)       "VIN" has the meaning specified therefor in Section 5(h).

2.              Grant of Security. Each Grantor hereby unconditionally grants, assigns, and pledges to Collateral Agent, for the benefit of each member of the Subordinated Lender Group, to secure the Secured Obligations, a continuing security interest (hereinafter referred to as the "Security Interest") in all of such Grantor's right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the "Collateral"):

(a)            all of such Grantor's Accounts;

(b)            all of such Grantor's Books;

(c)            all of such Grantor's Chattel Paper;

(d)            all of such Grantor's Deposit Accounts;

(e)            all of such Grantor's Equipment and Fixtures;

(f)            all of such Grantor's General Intangibles;

(g)            all of such Grantor's Inventory;

(h)            all of such Grantor's Investment Related Property;

(i)             all of such Grantor's Negotiable Collateral;

(j)             all of such Grantor's Supporting Obligations;

(k)            all of such Grantor's Commercial Tort Claims;

(l)             all of such Grantor's money, Cash Equivalents, or other assets of such Grantor that now or hereafter come into the possession, custody, or control of Collateral Agent (or its agent or designee) or any other member of the Subordinated Lender Group;

(m)           all of such Grantor's other personal property; and

(n)            all of the proceeds (as such term is defined in the Code) and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, Fixtures, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the "Proceeds"). Without limiting the generality of the foregoing, the term "Proceeds" includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Collateral Agent from time to time with respect to any of the Investment Related Property.

Notwithstanding anything contained in this Agreement to the contrary, the term "Collateral" shall not include: (i) voting Stock of any CFC, solely to the extent that (y) such Stock represents more than 65% of the outstanding voting Stock of such CFC, and (z) pledging or hypothecating more than 65% of the total outstanding voting Stock of such CFC would result in material adverse tax consequences; or (ii) any rights or interest in any contract, lease, permit, license, or license agreement covering real or personal property of any Grantor if under the terms of such contract, lease, permit, license, or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under the terms of such contract, lease, permit, license, or license agreement and such prohibition or restriction has not been waived or the consent of the other party to such contract, lease, permit, license, or license agreement has not been obtained (provided, that, (A) the foregoing exclusions of this clause (ii) shall in no way be construed (1) to apply to the extent that any described prohibition or restriction is unenforceable under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Collateral Agent's security interest or lien notwithstanding the prohibition or restriction on the pledge of such contract, lease, permit, license, or license agreement and (B) the foregoing exclusions of clauses (i) and (ii) shall in no way be construed to limit, impair, or otherwise affect any of Collateral Agent's, any other member of the Subordinated Lender Group's continuing security interests in and liens upon any rights or interests of any Grantor in or to (1) monies due or to become due under or in connection with any described contract, lease, permit, license, license agreement, or Stock (including any Accounts or Stock), or (2) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, license agreement, or Stock); (iii) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the PTO of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral, or (iv) Equipment or other assets or any proceeds thereof owned by any Grantor on the date hereof or hereafter acquired that is subject to a Permitted Lien which is a permitted purchase money Lien or the interest of a lessor under a Capital Lease if the contract or other agreement in which such Permitted Lien is granted (or the documentation providing for such Indebtedness in respect of purchase money financing) prohibits the creation of any other Lien on such Equipment, other assets or proceeds.

3.             Security for Secured Obligations. The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Subordinated Lender Group or any of them, but for the fact that they are unenforceable or not allowable (in whole or in part) as a claim in an Insolvency Proceeding involving any Grantor due to the existence of such Insolvency Proceeding.

4.             Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Collateral Agent or any other member of the Subordinated Lender Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the members of the Subordinated Lender Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the members of the Subordinated Lender Group be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Note Purchase Agreement, or any other Transaction Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Note Purchase Agreement and the other Transaction Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, dividend, and distribution rights, shall remain in the applicable Grantor until (i) the occurrence and continuance of an Event of Default and (ii) Collateral Agent has notified the applicable Grantor of Collateral Agent's election to exercise such rights with respect to Pledged Interests pursuant to Section 15.

5.             Representations and Warranties. Each Grantor hereby represents and warrants to Collateral Agent, for the benefit of the Subordinated Lender Group, which representations and warranties shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date, and such representations and warranties shall survive the execution and delivery of this Agreement:

(a)            The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to Collateral Agent pursuant to Section 6.5 of the Note Purchase Agreement.

(b)            Schedule 7 sets forth all Real Property owned by any of the Grantors as of the Closing Date.

(c)            As of the Closing Date: (i) Schedule 2 provides a complete and correct list of all registered Copyrights owned by any Grantor and all applications for registration of Copyrights owned by any Grantor,; (ii) Schedule 3 provides a complete and correct list of all Intellectual Property Licenses entered into by any Grantor pursuant to which (A) any Grantor has provided any license or other rights in Intellectual Property owned or controlled by such Grantor to any other Person or (B) any Person has granted to any Grantor any license or other rights in registered Intellectual Property owned or controlled by such Person that is material to the business of such Grantor, including any Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Grantor; (iii) Schedule 4 provides a complete and correct list of all registered Patents owned by any Grantor and all applications for Patents owned by any Grantor; and (iv) Schedule 5 provides a complete and correct list of all registered Trademarks owned by any Grantor and all applications for registration of Trademarks owned by any Grantor.

(d)            (i) (A) each Grantor owns exclusively or holds licenses in all Intellectual Property that is necessary to the conduct of its business, and (B) all employees and contractors of each Grantor who were involved in the creation or development of any material Intellectual Property for such Grantor that is necessary to the business of such Grantor have signed agreements containing assignment of Intellectual Property rights to such Grantor and obligations of confidentiality;

(ii)        to each Grantor's knowledge, no Person has infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights owned by such Grantor, in each case, that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Change;

(iii)       (A) to each Grantor's knowledge, (1) such Grantor has never infringed or misappropriated in the last five (5) years and is not currently infringing or misappropriating any Intellectual Property rights of any Person, and (2) no product manufactured, used, distributed, licensed, or sold by or service provided by such Grantor has ever infringed or misappropriated in the last five (5) years or is currently infringing or misappropriating any Intellectual Property rights of any Person, in each case, except where such infringement either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Change, and (B) there are no pending, or to any Grantor's knowledge, threatened infringement or misappropriation claims or proceedings pending against any Grantor, and no Grantor has received any notice or other communication of any actual or alleged infringement or misappropriation of any Intellectual Property rights of any Person, in each case, except where such infringement either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Change;

(iv)       to each Grantor's knowledge, all registered Copyrights, registered Trademarks, and issued Patents that are owned by such Grantor and necessary in to the conduct of its business are valid, subsisting and enforceable and in compliance with all legal requirements, filings, and payments and other actions that are required to maintain such Intellectual Property in full force and effect; and

(v)        each Grantor has taken commercially reasonable steps to maintain the confidentiality of and otherwise protect and enforce its rights in all trade secrets owned by such Grantor that are necessary in the business of such Grantor;

(e)            This Agreement creates a valid security interest in the Collateral of each Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Collateral Agent, as secured party, in the jurisdictions listed next to such Grantor's name on Schedule 8. Upon the making of such filings, Collateral Agent shall have a perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement. Upon filing of the Copyright Security Agreement with the United States Copyright Office, filing of the Patent Security Agreement and the Trademark Security Agreement with the PTO, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 8, all action necessary or desirable to protect and perfect the Security Interest in and to on each Grantor's Patents, Trademarks, or Copyrights has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally. All action by any Grantor necessary to protect and perfect such security interest on each item of Collateral (to the extent perfection is required hereby) has been duly taken or will be taken substantially contemporaneously with the Closing Date.

(f)            (i) Except for the Security Interest created hereby, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 6 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (ii) all of the Pledged Interests owned by such Grantor are duly authorized, validly issued, fully paid and nonassessable and the

Pledged Interests constitute or will constitute the percentage of the issued and outstanding Stock of the Pledged Companies of such Grantor identified on Schedule 6 as supplemented or modified by any Pledged Interests Addendum or any Joinder to this Agreement; (iii) such Grantor has the right and requisite authority to pledge, the Investment Related Property pledged by such Grantor to Collateral Agent as provided herein; (iv) all actions necessary to perfect and establish Collateral Agent's Liens in the Investment Related Property, and the proceeds thereof, have been duly taken, upon (A) the execution and delivery of this Agreement; (B) the taking of possession by Collateral Agent (or its agent or designee) of any certificates representing the Pledged Interests, together with undated powers (or other documents of transfer reasonably acceptable to Collateral Agent) endorsed in blank by the applicable Grantor; (C) the filing of financing statements in the applicable jurisdiction set forth on Schedule 8 for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, the delivery of Control Agreements with respect thereto; and (v) each Grantor has delivered to and deposited with Collateral Agent all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers (or other documents of transfer reasonably acceptable to Collateral Agent) endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(g)            No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Collateral Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally. No Intellectual Property License of any Grantor that is necessary to the conduct of such Grantor's business requires any consent of any other Person in order for such Grantor to grant the security interest granted hereunder in such Grantor's right, title or interest in or to such Intellectual Property License.

(h)            Schedule 9 sets forth all motor vehicles owned by Grantors as of the Closing Date, by model, model year and vehicle identification number ("VIN") having an aggregate value of $250,000 or more.

(i)             There is no default, breach, violation, or event of acceleration existing under any promissory note (as defined in the Code) constituting Collateral and pledged hereunder (each a "Pledged Note") and no event has occurred or circumstance exists which, with the passage of time or the giving of notice, or both, would constitute a default, breach, violation, or event of acceleration under any Pledged Note. No Grantor that is an obligee under a Pledged Note has waived any default, breach, violation, or event of acceleration under such Pledged Note.

(j)             As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents and warrants that the Pledged Interests issued pursuant to such agreement (A) are not dealt in or traded on securities exchanges or in securities markets, (B) do not constitute investment company securities, and (C) are not held by such Grantor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

6.              Covenants. Each Grantor, jointly and severally, covenants and agrees with Collateral Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22:

(a)            Possession of Collateral. In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, in each case, having an aggregate value or face amount of $100,000 or more for all such Negotiable Collateral, Investment Related Property, or Chattel Paper, the Grantors shall promptly (and in any event within two (2) Business Days after receipt thereof (or such longer period as Collateral Agent in its Permitted Discretion may agree)), notify Collateral Agent thereof, and if and to the extent that perfection or priority of Collateral Agent's Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly (and in any event within two (2) Business Days (or such longer period as Collateral Agent in its Permitted Discretion may agree)) after request by Collateral Agent, shall execute such other documents and instruments as shall be reasonably requested by Collateral Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Collateral Agent, together with such undated powers (or other relevant document of transfer reasonably acceptable to Collateral Agent) endorsed in blank as shall be reasonably requested by Collateral Agent, and shall do such other acts or things deemed reasonably necessary by Collateral Agent to protect Collateral Agent's Security Interest therein;

(b)            Chattel Paper.

(i)             Promptly (and in any event within two (2) Business Days (or such longer period as Collateral Agent in its Permitted Discretion may agree)) after request by Collateral Agent, each Grantor shall take all steps reasonably necessary to grant Collateral Agent control of all electronic Chattel Paper in accordance with the Code and all "transferable records" as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction, to the extent that the aggregate value or face amount of such electronic Chattel Paper equals or exceeds $100,000;

(ii)            If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Note Purchase Agreement), promptly (and in any event within two (2) Business Days (or such longer period as Collateral Agent in its Permitted Discretion may agree)) upon the request of Collateral Agent, such Chattel Paper and instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Northcreek Mezzanine Fund I, L.P., as Collateral Agent for the benefit of the Subordinated Lender Group";

(c)            Control Agreements.

(i)             Except to the extent otherwise excused by the Note Purchase Agreement, each Grantor shall obtain an authenticated Control Agreement (which may include a Controlled Account Agreement), from each bank maintaining a Deposit Account for such Grantor;

(ii)            Except to the extent otherwise excused by the Note Purchase Agreement, each Grantor shall obtain an authenticated Control Agreement from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor;

(iii)           Except to the extent otherwise excused by the Note Purchase Agreement, each Grantor shall obtain an authenticated Control Agreement with respect to all of such Grantor's investment property;

(d)            Letter-of-Credit Rights. If the Grantors (or any of them) are or become the beneficiary of letters of credit having a face amount or value of $100,000 or more in the aggregate, then the applicable Grantor or Grantors shall promptly (and in any event within two (2) Business Days (or such longer period as Collateral Agent in its Permitted Discretion may agree) after becoming a beneficiary), notify Collateral Agent thereof and, promptly (and in any event within two (2) Business Days) after request by Collateral Agent, enter into a tri-party agreement with Collateral Agent and the issuer or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to Collateral Agent and directing all payments thereunder to Collateral Agent's Account, all in form and substance reasonably satisfactory to Collateral Agent;

(e)            Commercial Tort Claims. If the Grantors (or any of them) have an interest in or obtain Commercial Tort Claims having a value, or involving an asserted claim, in the amount of $250,000 or more in the aggregate for all Commercial Tort Claims, then the applicable Grantor or Grantors shall promptly (and in any event within two (2) Business Days (or such longer period as Collateral Agent in its Permitted Discretion may agree) of obtaining such Commercial Tort Claim), notify Collateral Agent upon incurring or otherwise obtaining such Commercial Tort Claims and, promptly (and in any event within two (2) Business Days (or such longer period as Collateral Agent in its Permitted Discretion may agree)) after request by Collateral Agent, amend Schedule 1 to describe such Commercial Tort Claims in a manner that reasonably identifies such Commercial Tort Claims and which is otherwise reasonably satisfactory to Collateral Agent, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary or desirable by Collateral Agent to give Collateral Agent a perfected security interest in any such Commercial Tort Claim;

(f)            Government Contracts. Other than Accounts and Chattel Paper the aggregate value of which does not at any one time exceed $50,000, if any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event within two (2) Business Days of the creation thereof) notify Collateral Agent thereof and, promptly (and in any event within two (2) Business Days) after request by Collateral Agent, execute any instruments or take any steps reasonably required by Collateral Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to Collateral Agent, for the benefit of the Subordinated Lender Group, and shall provide written notice thereof under the Assignment of Claims Act or other applicable law;

(g)            Intellectual Property.

(i)             Upon the request of Collateral Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to Collateral Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements to further evidence Collateral Agent's Lien on such Grantor's Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby;

(ii)            Each Grantor shall have the duty, with respect to Intellectual Property that is necessary in the conduct of such Grantor's business, to protect and diligently enforce and defend at such Grantor's expense its Intellectual Property, including (A) to diligently enforce and defend, including promptly suing for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, and filing for opposition, interference, and cancellation against conflicting Intellectual Property rights of any Person, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor's Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including paying all maintenance fees and filing of applications for renewal, affidavits of use, and affidavits of noncontestability, and (E) to require all employees, consultants, and contractors of each Grantor who were involved in the creation or development of such Intellectual Property to sign agreements containing assignment of Intellectual Property rights and obligations of confidentiality. Each Grantor further agrees not to abandon any Intellectual Property or Intellectual Property License that is necessary in the conduct of such Grantor's business. Each Grantor hereby agrees to take the steps described in this Section 6(g)(ii) with respect to all new or acquired Intellectual Property to which it or any of its Subsidiaries is now or later becomes entitled that is necessary in the conduct of such Grantor's business;

(iii)           Grantors acknowledge and agree that the Subordinated Lender Group shall have no duties with respect to any Intellectual Property or Intellectual Property Licenses of any Grantor. Without limiting the generality of this Section 6(g)(iii), Grantors acknowledge and agree that no member of the Subordinated Lender Group shall be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property Licenses against any other Person, but any member of the Subordinated Lender Group may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of the Borrower and shall be chargeable to the Loan Account;

(iv)           Each Grantor shall promptly file an application with the United States Copyright Office for any material Copyright that has not been registered with the United States Copyright Office if such Copyright is necessary in connection with the conduct of such Grantor's business. Any expenses incurred in connection with the foregoing shall be borne by the Grantors;

(v)            [Intentionally omitted];

(vi)           On each date on which a Compliance Certificate is delivered by the Borrower pursuant to Section 5.1 of the Note Purchase Agreement, each Grantor shall provide Collateral Agent with a written report of all new Patents or Trademarks that are registered or the subject of pending applications for registrations, and of all Intellectual Property Licenses that are material to the conduct of such Grantor's business, in each case, which were acquired, registered, or for which applications for registration were filed by any Grantor during the prior period and any statement of use or amendment to allege use with respect to intent-to-use trademark applications. In the case of such registrations or applications therefor, which were acquired by any Grantor, each such Grantor shall file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Intellectual Property. In each of the foregoing cases, the applicable Grantor shall promptly cause to be prepared, executed, and delivered to Collateral Agent supplemental schedules to the applicable Transaction Documents to identify such Patent and Trademark registrations and applications therefor (with the exception of Trademark applications filed on an intent-to-use basis for which no statement of use or amendment to allege use has been filed) and Intellectual Property Licenses as being subject to the security interests created thereunder;

(vii)          Anything to the contrary in this Agreement notwithstanding, in no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Copyright with the United States Copyright Office or any similar office or agency in another country without giving Collateral Agent written notice thereof at least three (3) Business Days prior to such filing and complying with Section 6(g)(i), and any such registration shall be on an "expedited basis". Upon receipt from the United States Copyright Office of notice of registration of any Copyright, each Grantor shall promptly (but in no event later than three (3) Business Days following such receipt) notify (but without duplication of any notice required by Section 6(g)(vi)) Collateral Agent of such registration by delivering, or causing to be delivered, to Collateral Agent, documentation sufficient for Collateral Agent to perfect Collateral Agent's Liens on such Copyright. If any Grantor acquires from any Person any Copyright registered with the United States Copyright Office or an application to register any Copyright with the United States Copyright Office, such Grantor shall promptly (but in no event later than three (3) Business Days following such acquisition) notify Collateral Agent of such acquisition and deliver, or cause to be delivered, to Collateral Agent, documentation sufficient for Collateral Agent to perfect Collateral Agent's Liens on such Copyright. In the case of such Copyright registrations or applications therefor which were acquired by any Grantor, each such Grantor shall promptly (but in no event later than three (3) Business Days following such acquisition) file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Copyrights;

(viii)         Each Grantor shall take commercially reasonable steps to maintain the confidentiality of, and otherwise protect and enforce its rights in, the Intellectual Property that is necessary in the conduct of such Grantor's business, including, as applicable: (A) protecting the secrecy and confidentiality of its confidential information and trade secrets by having and enforcing a policy requiring all current employees, consultants, licensees, vendors and contractors with access to such information to execute appropriate confidentiality agreements; (B) taking actions reasonably necessary to ensure that no trade secret falls into the public domain; and (C) protecting the secrecy and confidentiality of the source code of all software programs and applications of which it is the owner or licensee by having and enforcing a policy requiring any licensees (or sublicensees) of such source code to enter into license agreements with commercially reasonable use and non-disclosure restrictions;

(ix)           [Intentionally omitted]; and

(x)            No Grantor shall enter into any material Intellectual Property License to receive any license or rights in any Intellectual Property of any other Person unless such Grantor has used commercially reasonable efforts to permit the assignment of or grant of a security interest in such Intellectual Property License (and all rights of Grantor thereunder) to the (and any transferees of Collateral Agent).

(h)            Investment Related Property.

(i)             If any Grantor shall acquire, obtain, receive or become entitled to receive any Pledged Interests after the Closing Date, it shall promptly (and in any event within two (2) Business Days (or such longer period as Collateral Agent in its Permitted Discretion may agree) of acquiring or obtaining such Collateral) deliver to Collateral Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

(ii)            Upon the occurrence and during the continuance of an Event of Default, following the request of Collateral Agent, all sums of money and property paid or distributed in respect of the Investment Related Property that are received by any Grantor shall be held by the Grantors in trust for the benefit of Collateral Agent segregated from such Grantor's other property, and such Grantor shall deliver it forthwith to Collateral Agent in the exact form received;

(iii)           Each Grantor shall promptly deliver to Collateral Agent a copy of each material notice or other material communication received by it in respect of any Pledged Interests;

(iv)           No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests if the same is prohibited pursuant to the Transaction Documents;

(v)            Each Grantor agrees that it will cooperate with Collateral Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law to effect the perfection of the Security Interest on the Investment Related Property or to effect any sale or transfer thereof;

(vi)           As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby covenants that the Pledged Interests issued pursuant to such agreement (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by such Grantor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

(i)             Real Property; Fixtures. Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property it will promptly (and in any event within two (2) Business Days of acquisition) notify Collateral Agent of the acquisition of such Real Property and will grant to Collateral Agent, for the benefit of the Subordinated Lender Group, a Mortgage on each fee interest in Real Property with a fair market value of at least $250,000 now or hereafter owned by such Grantor and shall deliver such other documentation and opinions, in form and substance satisfactory to Collateral Agent, in connection with the grant of such Mortgage as Collateral Agent shall reasonably request in its Permitted Discretion, including title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable attorneys fees and expenses) incurred in connection therewith. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property;

(j)             Transfers and Other Liens. Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Note Purchase Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any Grantor, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Collateral Agent's consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Transaction Documents;

(k)            Controlled Accounts.

(i)             Each Grantor shall (A) establish and maintain cash management services of a type and on terms reasonably satisfactory to Collateral Agent at one or more of the banks set forth on Schedule 6(k) (each a "Controlled Account Bank"), and shall take reasonable steps to ensure that all of its and its Subsidiaries' Account Debtors forward payment of the amounts owed by them directly to such Controlled Account Bank, and (B) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all of their Collections (including those sent directly by their Account Debtors to a Grantor) into a bank account of such Grantor (each, a "Controlled Account") at one of the Controlled Account Banks.

(ii)            Each Grantor shall establish and maintain Controlled Account Agreements with Collateral Agent and the applicable Controlled Account Bank, in form and substance reasonably acceptable to Collateral Agent. Each such Controlled Account Agreement shall provide, among other things, that (A) the Controlled Account Bank will comply with any instructions originated by Collateral Agent directing the disposition of the funds in such Controlled Account without further consent by the applicable Grantor, (B) the Controlled Account Bank waives any rights of setoff or recoupment or any other claim against the applicable Controlled Account other than for payment of its service fees and other charges directly related to the administration of such Controlled Account and for returned checks or other items of payment, and (C) the Controlled Account Bank will forward, by daily sweep, all amounts in the applicable Controlled Account to the Collateral Agent's Account.

(iii)           So long as no Default or Event of Default has occurred and is continuing, the Borrower may amend Schedule 6(k) to add or replace a Controlled Account Bank or Controlled Account; provided, however, that (A) such prospective Controlled Account Bank shall be reasonably satisfactory to Collateral Agent, and (B) prior to the time of the opening of such Controlled Account, the applicable Grantor and such prospective Controlled Account Bank shall have executed and delivered to Collateral Agent a Controlled Account Agreement. Each Grantor shall close any of its Controlled Accounts (and establish replacement Controlled Account accounts in accordance with the foregoing sentence) as promptly as practicable and in any event within forty-five (45) days of notice from Collateral Agent that the operating performance, funds transfer, or availability procedures or performance of the Controlled Account Bank with respect to Controlled Account Accounts or Collateral Agent's liability under any Controlled Account Agreement with such Controlled Account Bank is no longer acceptable in Collateral Agent's reasonable judgment;

(l)             Motor Vehicles. Promptly (and in any event within two (2) Business Days) after request by Collateral Agent, with respect to all motor vehicles owned by any Grantor having an aggregate value of $250,000 or more, Grantor shall deliver to Collateral Agent a certificate of title for all such motor vehicles and shall cause those title certificates to be filed (with the Collateral Agent's Lien noted thereon) in the appropriate state motor vehicle filing office; and

(m)           Pledged Notes. Grantors (i) without the prior written consent of Collateral Agent, will not (A) waive or release any obligation of any Person that is obligated under any of the Pledged Notes, (B) take or omit to take any action or knowingly suffer or permit any action to be omitted or taken, the taking or omission of which would result in any right of offset against sums payable under the Pledged Notes, or (C) other than Permitted Dispositions, assign or surrender their rights and interests under any of the Pledged Notes or terminate, cancel, modify, change, supplement or amend the Pledged Notes, and (ii) shall provide to Collateral Agent copies of all material written notices (including notices of default) given or received with respect to the Pledged Notes promptly after giving or receiving such notice.

(n)            Possession or Control by Senior Agent. Notwithstanding anything to the contrary in this Agreement, each Grantor hereby acknowledges that, to the extent that Senior Agent holds, or a third party holds on Senior Agent’s behalf, physical possession of or "control" (as defined in the Uniform Commercial Code) over any of the Collateral pursuant to the Senior Debt Documents, such possession or control is also for the benefit of Collateral Agent solely to the extent required to perfect its Security Interest in such Collateral, and shall constitute perfection of such Security Interest in Such Collateral.

7.              Relation to Other Security Documents. The provisions of this Agreement shall be read and construed with the other Transaction Documents referred to below in the manner so indicated.

(a)            Note Purchase Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Note Purchase Agreement, such provision of the Note Purchase Agreement shall control.

(b)            Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Collateral Agent hereunder. In the event of any conflict between any provision in this Agreement and a provision in a Copyright Security Agreement, Trademark Security Agreement or Patent Security Agreement, such provision of this Agreement shall control.

(c)            Subordination Agreement. The Collateral Agent acknowledges and agrees to be bound by the Subordination Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Subordination Agreement, such provision of the Subordination Agreement shall control. So long as Senior Agent is acting as bailee and as agent for perfection on behalf of Collateral Agent pursuant to the terms of the Subordination Agreement, any obligation of any Grantor in this Agreement that requires delivery of Collateral to, or the possession or control of Collateral with, Collateral Agent shall be deemed complied with and satisfied if such delivery of Collateral is made to, or such possession or control of Collateral is with, Senior Agent.

8.              Further Assurances.

(a)            Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that Collateral Agent may reasonably request, in order to perfect and protect the Security Interest granted hereby, to create, perfect or protect the Security Interest purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b)            Each Grantor authorizes the filing by Collateral Agent of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Collateral Agent such other instruments or notices, as Collateral Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c)            Each Grantor authorizes Collateral Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Collateral Agent in any jurisdiction.

(d)            Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Collateral Agent, subject to such Grantor's rights under Section 9-509(d)(2) of the Code.

9.             Collateral Agent's Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, Collateral Agent (or its designee) (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to use any Grantor's rights under Intellectual Property Licenses in connection with the enforcement of Collateral Agent's rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of Collateral Agent or any of its nominees.

10.            Collateral Agent Appointed Attorney-in-Fact. Subject in all respects to the terms of the Subordination Agreement, each Grantor hereby irrevocably appoints Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under the Note Purchase Agreement, to take any action and to execute any instrument which Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a)            to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

(b)            to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Collateral Agent;

(c)            to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d)            to file any claims or take any action or institute any proceedings which Collateral Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Collateral Agent with respect to any of the Collateral;

(e)            to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(f)             to use any Intellectual Property or Intellectual Property Licenses of such Grantor, including but not limited to any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

(g)            Collateral Agent, on behalf of the Subordinated Lender Group, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property and Intellectual Property Licenses and, if Collateral Agent shall commence any such suit, the appropriate Grantor shall, at the request of Collateral Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Collateral Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11.            Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Collateral Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

12.            Collateral Agent's Duties. The powers conferred on Collateral Agent hereunder are solely to protect Collateral Agent's interest in the Collateral, for the benefit of the Subordinated Lender Group, and shall not impose any duty upon Collateral Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own property.

13.            Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuance of an Event of Default, Collateral Agent or Collateral Agent's designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral of such Grantor have been assigned to Collateral Agent, for the benefit of the Subordinated Lender Group, or that Collateral Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral of any Grantor directly, and any collection costs and expenses shall constitute part of such Grantor's Secured Obligations under the Transaction Documents.

14.            Disposition of Pledged Interests by Collateral Agent. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Collateral Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Collateral Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Collateral Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Collateral Agent has handled the disposition in a commercially reasonable manner.

15.            Voting and Other Rights in Respect of Pledged Interests. Subject in all respects to the terms of the Subordination Agreement:

(a)            Upon the occurrence and during the continuation of an Event of Default, (i) Collateral Agent may, at its option, and with two (2) Business Days prior written notice to any Grantor, and in addition to all rights and remedies available to Collateral Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, or any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Collateral Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Collateral Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Collateral Agent, such Grantor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Collateral Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable.

(b)            For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Collateral Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Collateral Agent, the other members of the Subordinated Lender Group, or the value of the Pledged Interests.

16.            Remedies. Upon the occurrence and during the continuance of an Event of Default:

(a)            Collateral Agent may, and, at the instruction of the Subordinated Lender Group in accordance with the terms of the Note Purchase Agreement, shall exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Transaction Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Collateral Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Collateral Agent forthwith, assemble all or part of the Collateral as directed by Collateral Agent and make it available to Collateral Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent's offices or elsewhere, for cash, on credit, and upon such other terms as Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable "authenticated notification of disposition" within the meaning of Section 9-611 of the Code. Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the internet shall constitute a "place" for purposes of Section 9-610(b) of the Code. Each

Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code.

(b)            Collateral Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor's Intellectual Property, including but not limited to, any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, and advertising matter, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (including any Intellectual Property License), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor's rights under all licenses and all franchise agreements shall inure to the benefit of Collateral Agent.

(c)            Collateral Agent may, in addition to other rights and remedies provided for herein, in the other Transaction Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any Grantor's Deposit Accounts in which Collateral Agent's Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of Collateral Agent, and (ii) with respect to any Grantor's Securities Accounts in which Collateral Agent's Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of Collateral Agent, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Collateral Agent.

(d)            Any cash held by Collateral Agent as Collateral and all cash proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Note Purchase Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(e)            Each Grantor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Collateral Agent shall have the right to an immediate writ of possession without notice of a hearing. Collateral Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by Collateral Agent.

17.            Remedies Cumulative. Each right, power, and remedy of Collateral Agent or any other member of the Subordinated Lender Group as provided for in this Agreement, the other Transaction Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement, the other Transaction Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Collateral Agent or any other member of the Subordinated Lender Group of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Collateral Agent or such other member of the Subordinated Lender Group of any or all such other rights, powers, or remedies.

18.            Marshaling. Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Collateral Agent's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

19.            Indemnity and Expenses.

(a)            Each Grantor agrees to indemnify Collateral Agent and the other members of the Subordinated Lender Group from and against all claims, lawsuits and liabilities (including reasonable attorneys fees) growing out of or resulting from this Agreement (including enforcement of this Agreement) or any other Transaction Document to which such Grantor is a party to the same extent contemplated by Section 9(c) of the Note Purchase Agreement. This provision shall survive the termination of this Agreement and the Note Purchase Agreement and the repayment of the Secured Obligations.

(b)            Grantors, jointly and severally, shall, upon demand, pay to Collateral Agent (or Collateral Agent, may charge to the Loan Account) at the times contemplated by Section 11(g) of the Note Purchase Agreement all the Reimbursable Expenses which Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Transaction Documents, (iii) the exercise or enforcement of any of the rights of Collateral Agent hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

20.            Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Collateral Agent and each Grantor to which such amendment applies.

21.            Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Collateral Agent at its address specified in the Note Purchase Agreement, and to any of the Grantors at their respective addresses specified in the Note Purchase Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

22.            Continuing Security Interest: Assignments under Note Purchase Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been paid in full in accordance with the provisions of the Note Purchase Agreement and the Commitments have expired or have been terminated, (b) be binding upon each Grantor, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Collateral Agent, and its successors, permitted transferees and permitted assigns. Without limiting the generality of the foregoing clause (c), any Lender may, in accordance with the provisions of the Note Purchase Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Note Purchase Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon payment in full of the Secured Obligations in accordance with the provisions of the Note Purchase Agreement and the expiration or termination of the Commitments, the Security Interest granted hereby shall terminate, any Liens arising therefrom shall automatically terminate, and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time,

Collateral Agent will authorize the filing of appropriate termination statements to terminate such Security Interests. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Note Purchase Agreement, any other Transaction Document, or any other instrument or document executed and delivered by any Grantor to Collateral Agent nor any additional Advances or other loans made by any Lender to the Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Collateral Agent, nor any other act of the Subordinated Lender Group, or any of them, shall release any Grantor from any obligation, except a release or discharge executed in writing by Collateral Agent in accordance with the provisions of the Note Purchase Agreement. Collateral Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Collateral Agent and then only to the extent therein set forth. A waiver by Collateral Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Collateral Agent would otherwise have had on any other occasion.

23.            Governing Law.

(a)            THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

(b)            THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS, LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23(b).

(c)            TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

24.            New Subsidiaries. Pursuant to Section 5(a)(x) of the Note Purchase Agreement, certain Subsidiaries (whether by acquisition or creation) of any Grantor are required to enter into this Agreement by executing and delivering in favor of Collateral Agent a Joinder to this Agreement in substantially the form of Annex 1. Upon the execution and delivery of Annex 1 by any such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

25.            Collateral Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Collateral Agent" shall be a reference to Collateral Agent, for the benefit of each member of the Subordinated Lender Group.

26.            Miscellaneous.

(a)            This Agreement is a Transaction Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Transaction Document mutatis mutandis.

(b)            Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(c)            Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

(d)            Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Subordinated Lender Group or any Grantor, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

(e)            The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(f)            Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereby", "hereunder", and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds of all of the Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

(g)            All of the annexes, schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	PATRICK INDUSTRIES, INC.

	By:		/s/ Andy L. Nemeth
		Name:	Andy L. Nemeth
		Title:	Executive Vice President of Finance,
Chief Financial Officer, Secretary and
Treasurer

Signature Page To Security Agreement

COLLATERAL AGENT:	NORTHCREEK MEZZANINE FUND I, L.P., a Delaware limited partnership

	By:	NMF GP, LLC, its general partner

		By:	Northcreek Management, Inc., its manager

		By:	/s/ Barry Peterson
		Name:	Barry Peterson
		Title:	Vice President

Signature Page To Security Agreement

SCHEDULE 1

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 2

COPYRIGHTS

None.

SCHEDULE 3

INTELLECTUAL PROPERTY LICENSES

1.
Development and Trademark License Agreement by and between Rockford Corporation and Patrick Industries, Inc., as amended by Amendment 1 to Development and License Agreement and Amendment 2 to Development and License Agreement dated April 26, 2010.

2.	Asset Transfer Agreement by and between Estone Digital and Patrick Industries, Inc. dated December 7, 2009.

SCHEDULE 4

PATENTS

None.

SCHEDULE 5

TRADEMARKS

US Trademark Registrations

Registrant of Record	Trademark	Reg. No.	Reg. Date
Patrick Industries, Inc.	SUDDEN CHANGE	3868546	26 Oct. 2010

US Trademark Applications

Applicant of Record	Trademark	Serial No.	Status	Filing Date
Patrick Industries, Inc.	ARCADIA	85245746	Pending*	18 Feb. 2011

* Trademark application is intent-to-use.

Trade Names

Patrick Industries
Custom Vinyls
Adorn
Interior Components Plus
Gravure Ink
Patrick Distribution
Quest Audio Video
Sun Adhesives
Midwest Laminating
American Hardwoods
Nickell Enterprises
Patrick Metals
ILC Products
Patrick Moulding
Mobilcraft
Harlan Machinery
Patrick Door
Adorn of Indiana
Bristol Laminating

SCHEDULE 6

PLEDGED COMPANIES

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.
Patrick Industries, Inc.	Adorn Holdings, Inc.	29,043.956	Common A	100%	21

SCHEDULE 6(k)

CONTROLLED ACCOUNT BANKS

1.	JPMorgan Chase Bank, N.A.

2.	Wells Fargo Bank, N.A.

SCHEDULE 7

OWNED REAL PROPERTY

1.	1001 Beltline, Decatur, AL 35601

2.	107 W. Franklin St., Elkhart, IN 46516

3.	28163 CR 20, Elkhart, IN 46517

4.	201 Industrial Road, Halstead, KS 67056

5.	1930 West Lusher, Elkhart, IN 46517 (also known as 2044 West Lusher, Elkhart, IN 46517)

6.	20 Eby Chiques Rd., Mount Joy, PA 17552

7.	2225 Cypress St., Valdosta, GA 31601

8.	1500 Old Fort Graham Rd., Lacy Lakeview, TX 76705

9.	44017 US Highway 52 N, New London, NC 28127

SCHEDULE 8

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Grantors	Jurisdictions
Patrick Industries, Inc.	Indiana
Patrick Industries, Inc.	Elkhart County, Indiana
Patrick Industries, Inc.	Morgan County, Alabama
Patrick Industries, Inc.	Lowndes County, Georgia
Patrick Industries, Inc.	Harvey County, Kansas
Patrick Industries, Inc.	Lancaster County, Pennsylvania
Patrick Industries, Inc.	McLennan County, Texas
Patrick Industries, Inc.	Stanly County, North Carolina
Patrick Industries, Inc.	San Bernardino County, California
Patrick Industries, Inc.	Maricopa County, Arizona
Patrick Industries, Inc.	Cook County, Illinois

SCHEDULE 9

MOTOR VEHICLES

None.

ANNEX 1 TO SECURITY AGREEMENT

FORM OF JOINDER

Joinder No. ____ (this "Joinder"), dated as of _______________, to the Security Agreement, dated as of March __, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the "Security Agreement"), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, "Grantors" and each, individually, a "Grantor") and NORTHCREEK MEZZANINE FUND I, L.P., a Delaware limited partnership ("Northcreek"), in its capacity as collateral agent for the Subordinated Lender Group (in such capacity, together with its successors and assigns in such capacity, "Collateral Agent").

W I T N E S S E T H:

WHEREAS, pursuant to that certain Secured Senior Subordinated Note and Warrant Purchase Agreement dated as of March __, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the "Note Purchase Agreement"), by and among PATRICK INDUSTRIES, INC., an Indiana corporation (the "Borrower"), the lenders party thereto as "Buyers" (such Buyers, together with their respective successors and assigns in such capacity, each, individually, a "Lender" and, collectively, the "Lenders"), and Collateral Agent, the Subordinated Lender Group has agreed to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or, if not defined therein, in the Note Purchase Agreement; and

WHEREAS, Grantors have entered into the Security Agreement in order to induce the Subordinated Lender Group to make certain financial accommodations to the Borrower; and

WHEREAS, pursuant to Section 5(a)(x) of the Note Purchase Agreement and Section 24 of the Security Agreement, certain Subsidiaries of the Borrower must execute and deliver certain Transaction Documents, including the Security Agreement, and the joinder to the Security Agreement by the undersigned new Grantor or Grantors (collectively, the "New Grantors") may be accomplished by the execution of this Joinder in favor of Collateral Agent, for the benefit of the Subordinated Lender Group; and

WHEREAS, each New Grantor (a) is [an Affiliate][a Subsidiary] of the Borrower and, as such, will benefit by virtue of the financial accommodations extended to the Borrower by the Subordinated Lender Group and (b) by becoming a party will benefit from certain rights granted to the parties pursuant to the terms of the Transaction Documents;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.              In accordance with Section 24 of the Security Agreement, each New Grantor, by its signature below, becomes a "Grantor" under the Security Agreement with the same force and effect as if originally named therein as a "Grantor" and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a "Grantor" thereunder and (b) represents and warrants that the representations and warranties made by it as a "Grantor" thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, each New Grantor does hereby unconditionally grant, assign, and pledge to Collateral Agent, for the benefit of the Subordinated Lender Group, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor's right, title and interest in and to the Collateral. Schedule 1, "Commercial

Annex 1

Tort Claims", Schedule 2, "Copyrights", Schedule 3, "Intellectual Property Licenses", Schedule 4, "Patents", Schedule 5, "Trademarks", Schedule 6, "Pledged Companies", Schedule 6(k), "Controlled Account Banks", Schedule 7, "Owned Real Property", Schedule 8, "List of Uniform Commercial Code Filing Jurisdictions", and Schedule 9, "Motor Vehicles" attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 6(k), Schedule 7, Schedule 8, and Schedule 9, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a "Grantor" in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is incorporated herein by reference. Each New Grantor authorizes Collateral Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Collateral Agent in any jurisdiction in connection with the Transaction Documents.

2.              Each New Grantor represents and warrants to Collateral Agent, the Subordinated Lender Group that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3.             This Joinder is a Transaction Document. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

4.              The Security Agreement, as supplemented hereby, shall remain in full force and effect.

5.              THE VALIDITY OF THIS JOINDER, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

6.              THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS JOINDER SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL AGENT AND EACH NEW GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 6.

Annex 1

7.             TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL AGENT AND EACH NEW GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS JOINDER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL AGENT AND EACH NEW GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS JOINDER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Annex 1

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Security Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTORS:	[NAME OF NEW GRANTOR]

By:
Name:
Title:

[NAME OF NEW GRANTOR]

By:
Name:
Title:

COLLATERAL AGENT:	NORTHCREEK MEZZANINE FUND I, L.P.,
a Delaware limited partnership

	By:	NMF GP, LLC, its general partner

		By:	Northcreek Management, Inc., its manager

By:
		Name:	Barry Peterson
		Title:	Vice President

[SIGNATURE PAGE TO JOINDER NO. ___ TO SECURITY AGREEMENT]

Annex 1

EXHIBIT A

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this "Copyright Security Agreement") is made this ___ day of ___________, 20__, by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and NORTHCREEK MEZZANINE FUND I, L.P., a Delaware limited partnership ("Northcreek"), in its capacity as collateral agent for the Subordinated Lender Group (in such capacity, together with its successors and assigns in such capacity, "Collateral Agent").

W I T N E S S E T H:

WHEREAS, pursuant to that certain Secured Senior Subordinated Note and Warrant Purchase Agreement dated as of March __, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the "Note Purchase Agreement") by and among PATRICK INDUSTRIES, INC., an Indiana corporation (the "Borrower"), the lenders party thereto as "Buyers" (such Buyers, together with their respective successors and assigns in such capacity, each, individually, a "Lender" and, collectively, the "Lenders"), and Collateral Agent, the Subordinated Lender Group has agreed to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the members of the Subordinated Lender Group are willing to make the financial accommodations to the Borrower as provided for in the Note Purchase Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Subordinated Lender Group, that certain Security Agreement, dated as of March __, 2011 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement"); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Subordinated Lender Group, this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

8.              DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Note Purchase Agreement.

9.              GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Collateral Agent, for the benefit each member of the Subordinated Lender Group, to secure the Secured Obligations, a continuing security interest (referred to in this Copyright Security Agreement as the "Security Interest") in all of such Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the "Copyright Collateral"):

(a)            all of such Grantor's Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b)            all renewals or extensions of the foregoing; and

(c)            all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Copyright or any Copyright exclusively

Exhibit A

licensed under any Intellectual Property License, including the right to receive damages, or the right to receive license fees, royalties, and other compensation under any Copyright Intellectual Property License.

10.            SECURITY FOR SECURED OBLIGATIONS. This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Subordinated Lender Group, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

11.            SECURITY AGREEMENT. The Security Interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Subordinated Lender Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the Security Interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Copyright Security Agreement and the Security Agreement, the Security Agreement shall control.

12.            AUTHORIZATION TO SUPPLEMENT. Grantors shall give Collateral Agent prior written notice of no less than three (3) Business Days before filing any additional application for registration of any copyright and prompt notice in writing of any additional copyright registrations granted therefor after the date hereof. Without limiting Grantors' obligations under this Section, Grantors hereby authorize Collateral Agent unilaterally to modify this Copyright Security Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of each Grantor. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent's continuing security interest in all Collateral, whether or not listed on Schedule I.

13.            COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Copyright Security Agreement. Delivery of an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Copyright Security Agreement. Any party delivering an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Copyright Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Copyright Security Agreement.

14.            CONSTRUCTION. This Copyright Security Agreement is a Transaction Document. Unless the context of this Copyright Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereby", "hereunder", and similar terms in this Copyright Security Agreement refer to this Copyright Security Agreement as a whole and not to any particular provision of this Copyright Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified. Any reference in this Copyright Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words

Exhibit A

"asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds of all of the Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person's successors and permitted assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

15.            THE VALIDITY OF THIS COPYRIGHT SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

16.            THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS COPYRIGHT SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

17.            TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS COPYRIGHT SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[signature page follows]

Exhibit A

IN WITNESS WHEREOF, the parties hereto have caused this Copyright Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND ACKNOWLEDGED BY:

COLLATERAL AGENT:	NORTHCREEK MEZZANINE FUND I, L.P.,
a Delaware limited partnership

	By:	NMF GP, LLC, its general partner

		By:	Northcreek Management, Inc.,
its manager

By:
		Name:	Barry Peterson
		Title:	Vice President

[SIGNATURE PAGE TO COPYRIGHT SECURITY AGREEMENT]

Exhibit A

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

Copyright Registrations

Grantor	Country	Copyright	Registration No.	Registration Date

Copyright Licenses

COPYRIGHT SECURITY AGREEMENT

EXHIBIT B

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (this "Patent Security Agreement") is made this ___ day of ___________, 20__, by and among the Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and NORTHCREEK MEZZANINE FUND I, L.P., a Delaware limited partnership ("Northcreek"), in its capacity as collateral agent for the Subordinated Lender Group (in such capacity, together with its successors and assigns in such capacity, "Collateral Agent").

W I T N E S S E T H:

WHEREAS, pursuant to that certain Secured Senior Subordinated Note and Warrant Purchase Agreement dated as of March __, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the "Note Purchase Agreement"), by and among PATRICK INDUSTRIES, INC., an Indiana corporation (the "Borrower"), the lenders party thereto as "Buyers" (such Buyers, together with their respective successors and assigns in such capacity, each, individually, a "Lender" and, collectively, the "Lenders"), and Collateral Agent, the Subordinated Lender Group has agreed to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the members of Subordinated Lender Group are willing to make the financial accommodations to the Borrower as provided for in the Note Purchase Agreement, but only upon the condition, among others, that the Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Subordinated Lender Group, that certain Security Agreement, dated as of March __, 2011 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement"); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Subordinated Lender Group, this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

18.            DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Note Purchase Agreement.

19.            GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Collateral Agent, for the benefit each member of the Subordinated Lender Group, to secure the Secured Obligations, a continuing security interest (referred to in this Patent Security Agreement as the "Security Interest") in all of such Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the "Patent Collateral"):

(a)            all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b)            all divisionals, continuations, continuations-in-part, reissues, reexaminations, or extensions of the foregoing; and

Exhibit B

(c)            all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Patent or any Patent exclusively licensed under any Intellectual Property License, including the right to receive damages, or right to receive license fees, royalties, and other compensation under any Patent Intellectual Property License.

20.            SECURITY FOR SECURED OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Subordinated Lender Group, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

21.            SECURITY AGREEMENT. The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Subordinated Lender Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Patent Security Agreement and the Security Agreement, the Security Agreement shall control.

22.            AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patent application or issued patent or become entitled to the benefit of any patent application or patent for any divisional, continuation, continuation-in-part, reissue, or reexamination of any existing patent or patent application, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Collateral Agent with respect to any such new patent rights. Without limiting Grantors' obligations under this Section, Grantors hereby authorize Collateral Agent unilaterally to modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent's continuing security interest in all Collateral, whether or not listed on Schedule I.

23.            COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement. Delivery of an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Patent Security Agreement. Any party delivering an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Patent Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Patent Security Agreement.

24.            CONSTRUCTION. This Patent Security Agreement is a Transaction Document. Unless the context of this Patent Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereby", "hereunder", and similar terms in this Patent Security Agreement refer to this Patent Security Agreement as a whole and not to any particular provision of this Patent Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as

Exhibit B

applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds of all of the Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person's successors and permitted assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

25.            THE VALIDITY OF THIS PATENT SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

26.            THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PATENT SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

27.            TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS PATENT SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[signature page follows]

Exhibit B

IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

COLLATERAL AGENT:	ACCEPTED AND ACKNOWLEDGED BY:
NORTHCREEK MEZZANINE FUND I, L.P.,
a Delaware limited partnership

	By:	NMF GP, LLC, its general partner

		By:	Northcreek Management, Inc.,
its manager

By:
		Name:	Barry Peterson
		Title:	Vice President

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

Exhibit B

SCHEDULE I

to

PATENT SECURITY AGREEMENT

Patents

Grantor	Country	Patent	Application/ Patent No.	Filing Date

Patent Licenses

EXHIBIT C

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of _________ __, 20___ (this "Pledged Interests Addendum"), is delivered pursuant to Section 6 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as of March __, 2011, (as amended, restated, supplemented, or otherwise modified from time to time, the "Security Agreement"), made by the undersigned, together with the other Grantors named therein, to NORTHCREEK MEZZANINE FUND I, L.P., a Delaware limited partnership, as Collateral Agent. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement or, if not defined therein, in the Note Purchase Agreement. The undersigned hereby agrees that the additional interests listed on Schedule I shall be and become part of the Pledged Interests pledged by the undersigned to Collateral Agent in the Security Agreement and any pledged company set forth on Schedule I shall be and become a "Pledged Company" under the Security Agreement, each with the same force and effect as if originally named therein.

This Pledged Interests Addendum is a Transaction Document. Delivery of an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Pledged Interests Addendum. If the undersigned delivers an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission, the undersigned shall also deliver an original executed counterpart of this Pledged Interests Addendum but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Pledged Interests Addendum.

The undersigned hereby certifies that the representations and warranties set forth in Section 5 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

THE VALIDITY OF THIS PLEDGED INTERESTS ADDENDUM, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PLEDGED INTERESTS ADDENDUM SHALL BE TRIED AND LITIGATED ONLY IN THE STATE, AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PLEDGED INTERESTS ADDENDUM OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING

Exhibit C

CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS PLEDGED INTERESTS ADDENDUM MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[signature page follows]

Exhibit C

IN WITNESS WHEREOF, the undersigned has caused this Pledged Interests Addendum to be executed and delivered as of the day and year first above written.

[___________________]

By:
Name:
Title:

Exhibit C

SCHEDULE I

to

PLEDGED INTERESTS ADDENDUM

Pledged Interests

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

Exhibit C

EXHIBIT D

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this "Trademark Security Agreement") is made this ___ day of ___________, 20__, by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and NORTHCREEK MEZZANINE FUND I, L.P., a Delaware limited partnership ("Northcreek"), in its capacity as collateral agent for the Subordinated Lender Group (in such capacity, together with its successors and assigns in such capacity, "Collateral Agent").

W I T N E S S E T H:

WHEREAS, pursuant to that certain Secured Senior Subordinated Note and Warrant Purchase Agreement dated as of March __, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the "Note Purchase Agreement") by and among PATRICK INDUSTRIES, INC., an Indiana corporation (the "Borrower"), the lenders party thereto as "Buyers" (such Buyers, together with their respective successors and assigns in such capacity, each, individually, a "Lender" and, collectively, the "Lenders"), and Collateral Agent, the Subordinated Lender Group has agreed to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the members of the Subordinated Lender Group are willing to make the financial accommodations to the Borrower as provided for in the Note Purchase Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Collateral Agent, for the benefit of Subordinated Lender Group, that certain Security Agreement, dated as of March __, 2011 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement"); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of Subordinated Lender Group, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

28.            DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Note Purchase Agreement.

29.            GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Collateral Agent, for the benefit each member of the Subordinated Lender Group, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the "Security Interest") in all of such Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the "Trademark Collateral"):

(a)            all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b)            all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and

Exhibit D

(c)            all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Intellectual Property License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any Trademark Intellectual Property License.

30.            SECURITY FOR SECURED OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Subordinated Lender Group, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

31.            SECURITY AGREEMENT. The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Subordinated Lender Group, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.

32.            AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Collateral Agent with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting Grantors' obligations under this Section, Grantors hereby authorize Collateral Agent unilaterally to modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent's continuing security interest in all Collateral, whether or not listed on Schedule I.

33.            COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement. Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement. Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

34.            CONSTRUCTION. This Trademark Security Agreement is a Transaction Document. Unless the context of this Trademark Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereby", "hereunder", and similar terms in this Trademark Security Agreement refer to this Trademark Security Agreement as a whole and not to any particular provision of this Trademark Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Trademark Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions,

Exhibit D

modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds of all of the Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person's successors and permitted assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

35.            THE VALIDITY OF THIS TRADEMARK SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

36.            THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS TRADEMARK SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

37.            TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS TRADEMARK SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[signature page follows]

Exhibit D

IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:

By:
Name:
Title:

By:
Name:
Title:

COLLATERAL AGENT:	ACCEPTED AND ACKNOWLEDGED BY:
NORTHCREEK MEZZANINE FUND I, L.P.,
a Delaware limited partnership

	By:	NMF GP, LLC, its general partner

		By:	Northcreek Management, Inc.,
its manager

By:
		Name:	Barry Peterson
		Title:	Vice President

[SIGNATURE PAGE TO TRADEMARK SECURITY AGREEMENT]

Exhibit D

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Grantor	Country	Mark	Application/ Registration No.	App/Reg Date

Trade Names

Common Law Trademarks

Trademarks Not Currently In Use

Trademark Licenses